UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 4, 2021
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On March 4, 2021, Anworth Mortgage Asset Corporation (“Anworth”) issued a press release (the “Press Release”) announcing that the closing date of the Merger (defined below) is expected to be March 19, 2021.  As previously announced, on December 6, 2020, Anworth entered into an Agreement and Plan of Merger with Ready Capital Corporation, a Maryland corporation (“Ready Capital”), and RC Merger Subsidiary, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital (“Merger Sub”), pursuant to which, subject to the terms and conditions therein, Anworth will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”).  Completion of the proposed Merger is subject to the satisfaction of certain customary conditions, and is subject to the approval of the stockholders of both Anworth and Ready Capital at respective special meetings of stockholders to be held on March 17, 2021.  Anworth cannot provide any assurance that the proposed Merger will close in a timely manner or at all.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to Anworth’s current expectations and are subject to the limitations and qualifications set forth in the Press Release as well as in Anworth’s other documents filed with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1 Press Release, dated March 4, 2021

Important Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, Ready Capital has filed with the SEC a registration statement on Form S-4 (File No. 333-251863), which was declared effective by the SEC on February 9, 2021.  The registration statement includes a prospectus of Ready Capital and a joint proxy statement of Anworth and Ready Capital.  Anworth and Ready Capital also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF ANWORTH AND READY CAPITAL ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANWORTH, READY CAPITAL, THE PROPOSED MERGER, AND RELATED MATTERS.  Stockholders of Anworth and Ready Capital may obtain free copies of the registration statement, the joint proxy statement/prospectus, and all other documents filed or that will be filed with the SEC by Anworth or Ready Capital at the SEC’s website at http://www.sec.gov.  Copies of documents filed with the SEC by Anworth are available free of charge on Anworth’s website at http://www.anworth.com, or by directing a request to its Investor Relations, Attention: John T. Hillman at (310) 255-4438; email: jhillman@anworth.com.  Copies of documents filed with the SEC by Ready Capital are available free of charge on Ready Capital’s website at http://www.readycapital.com, or by directing a request to its Investor Relations at (212) 257-4666; email: InvestorRelations@readycapital.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.
Participants in the Solicitation Relating to the Merger
Anworth, its directors and executive officers, and certain other affiliates of Anworth may be deemed to be “participants” in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger.  Information regarding Anworth, its directors and executive officers and their respective ownership of common stock of Anworth, and the respective interests of such participants in the Merger can be found in the joint proxy statement/prospectus for Anworth’s special meeting of stockholders, filed by Anworth with the SEC on February 9, 2021.  A free copy of the joint proxy statement/prospectus may be obtained from the sources described above.
Ready Capital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Anworth in connection with the proposed Merger.  A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger are included in the joint proxy statement/prospectus for the proposed Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ANWORTH MORTGAGE ASSET CORPORATION

Date: March 4, 2021	By:	/s/ Joseph E. McAdams
Chief Executive Officer and President

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